AGREEMENT


      Agreement dated September 1, 1999 between Jennifer Convertibles, Inc., a Delaware corporation ("JCI"), and Jara Enterprises, Inc., a New York corporation ("Jara").

      In consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, "Jara" hereby agrees that it shall not charge "JCI" for royalties, the 5% warehouse fee, and the fee for fabric protection on new Jennifer Convertibles, Jennifer Leather or combined Jennifer Convertibles/Jennifer Leather Super Stores whether opened in or out of New York on or after July 1, 1999 and "JCI" agrees that when Jara transfers it warehouse system to "JCI" ("Transfer Date") it will begin rebating to "Jara" its share of vendor allowances that "JCI" receives relating to the repair program Klaussner has instituted based on the "JCI" purchases from Klaussner which are in turn sold to "Jara".

      The parties hereto agree that the number of new Jennifer Convertibles stores or combined Jennifer Convertibles/Jennifer Leather super stores that JCI is permitted to open in New York after June 1, 1999 until the Transfer Date is limited to five.

      IN WITNESS WHEREOF, the parties have signed this Agreement as of this 1st day of September 1999.

                                             JENNIFER CONVERTIBLES, INC.



                                             By:  /s/  HARLEY J. GREENFIELD
                                                  ----------------------------
                                                       Harley J. Greenfield,
                                                       Chief Executive Officer



                                             JARA ENTERPRISES, INC.



                                             By:  /s/  FRED LOVE
                                                  ----------------------------
                                                       Fred Love, President